UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Note: Effective July 1, 2020, MFS Strategic Income Fund, a series of MFS Series Trust VIII, was renamed MFS Income Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2020

     MFS® Global Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

WGF-ANN

MFS® Global Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	4.9%
Microsoft Corp.	4.3%
Alibaba Group Holding Ltd., ADR	4.3%
Tencent Holdings Ltd.	2.7%
Accenture PLC, “A”	2.4%
Apple, Inc.	2.4%
Nestle S.A.	2.2%
Naver Corp.	1.9%
Adidas AG	1.9%
AON PLC	1.8%

GICS equity sectors (g)
Information Technology	23.1%
Consumer Discretionary	15.3%
Communication Services	14.1%
Health Care	13.7%
Consumer Staples	13.6%
Industrials	8.4%
Financials	8.1%
Materials	2.3%

Issuer country weightings (x)
United States	57.7%
China	9.1%
Switzerland	5.1%
Canada	4.6%
United Kingdom	4.5%
France	4.5%
South Korea	3.0%
Germany	2.6%
Japan	2.4%
Other Countries	6.5%

Currency exposure weightings (y)
United States Dollar	61.0%
Euro	8.2%
Hong Kong Dollar	7.0%
British Pound Sterling	5.4%
Swiss Franc	5.1%
South Korean Won	3.0%
Japanese Yen	2.4%
Canadian Dollar	2.3%
Chinese Renminbi	2.1%
Other Currencies	3.5%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of October 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2020, Class A shares of the MFS Global Growth Fund (fund) provided a total return of 12.17%, at net asset value. This compares with a return of 23.08% for the fund’s benchmark, the MSCI All Country World Growth Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Detractors from Performance

A combination of security selection and, to a lesser extent, underweight positions in both the information technology and consumer discretionary sectors detracted from

4

Management Review – continued

performance relative to the MSCI All Country World Growth Index. Within the information technology sector, underweighting shares of strong-performing computer and personal electronics maker Apple, and not owning shares of computer graphics processors maker NVIDIA, hurt relative results. The stock price of Apple appreciated throughout the reporting period. Despite headwinds related to COVID-19, Apple delivered strong results as product demand recovered more rapidly than expected. The shift toward work-from-home and remote learning helped support strong iPhone and iPad sales. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla held back relative returns. The share price of Amazon.com advanced as strong e-commerce volumes drove robust revenue and earnings results that beat market expectations. Solid growth in the company’s Amazon Web Services cloud division also supported results. The fund’s overweight position in hotel operator Marriott International (h) and luxury goods retailer Burberry Group (United Kingdom) also weighed on relative results.

Elsewhere, the fund’s overweight holdings of food products company Danone (France) and medical technology company Becton Dickinson hindered relative performance. The fund’s holdings of life sciences company Bayer (b) (Germany) and cable services provider Comcast (b) also detracted from relative returns during the reporting period.

Contributors to Performance

Stock selection in the industrials sector was a primary contributor to relative performance over the reporting period, notably the fund’s avoidance of poor-performing aerospace companies, Boeing and Airbus (France).

Stocks in other sectors that boosted relative returns included the fund’s overweight positions in internet search engine and online computer games provider NAVER (South Korea), online and mobile commerce company Alibaba Group Holding (China), spirits producer Kweichow Moutai (China), electronic brokerage firm TD Ameritrade (h), life sciences supply company Thermo Fisher Scientific, online betting and gaming operator Flutter Entertainment (United Kingdom) and semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan). Not owning shares of weak-performing enterprise applications company SAP (Germany) further aided relative performance.

Respectfully,

Portfolio Manager(s)

David Antonelli, Jeffrey Constantino, and Joseph Skorski

Note to Shareholders: Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	11/18/93	12.17%	12.31%	10.37%	N/A
B	11/18/93	11.34%	11.46%	9.54%	N/A
C	1/03/94	11.33%	11.46%	9.54%	N/A
I	1/02/97	12.45%	12.58%	10.64%	N/A
R1	4/01/05	11.33%	11.46%	9.54%	N/A
R2	10/31/03	11.90%	12.02%	10.09%	N/A
R3	4/01/05	12.18%	12.30%	10.36%	N/A
R4	4/01/05	12.47%	12.57%	10.64%	N/A
R6	3/01/13	12.54%	12.66%	N/A	11.12%

Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)		23.08%	13.09%	10.98%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.72%	10.98%	9.72%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		7.34%	11.20%	9.54%	N/A
C With CDSC (1% for 12 months) (v)		10.33%	11.46%	9.54%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Growth Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

8

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2020 through October 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Expenses Paid During Period (p) 5/01/20-10/31/20
A	Actual	1.22%	$1,000.00	$1,161.98	$6.63
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19
B	Actual	1.97%	$1,000.00	$1,157.71	$10.68
	Hypothetical (h)	1.97%	$1,000.00	$1,015.23	$9.98
C	Actual	1.97%	$1,000.00	$1,157.64	$10.68
	Hypothetical (h)	1.97%	$1,000.00	$1,015.23	$9.98
I	Actual	0.97%	$1,000.00	$1,163.35	$5.27
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
R1	Actual	1.97%	$1,000.00	$1,157.44	$10.68
	Hypothetical (h)	1.97%	$1,000.00	$1,015.23	$9.98
R2	Actual	1.47%	$1,000.00	$1,160.58	$7.98
	Hypothetical (h)	1.47%	$1,000.00	$1,017.75	$7.46
R3	Actual	1.22%	$1,000.00	$1,162.03	$6.63
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19
R4	Actual	0.97%	$1,000.00	$1,163.50	$5.28
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
R6	Actual	0.89%	$1,000.00	$1,163.79	$4.84
	Hypothetical (h)	0.89%	$1,000.00	$1,020.66	$4.52

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.6%
Airlines - 0.5%
Aena S.A. (a)	25,215	$3,394,785

Alcoholic Beverages - 3.0%
Diageo PLC	274,012	$8,871,014
Kweichow Moutai Co. Ltd.	19,167	4,777,361
Pernod Ricard S.A.	34,161	5,506,328

		$19,154,703
Apparel Manufacturers - 6.3%
Adidas AG (a)	40,578	$12,051,088
Burberry Group PLC	334,119	5,869,462
LVMH Moet Hennessy Louis Vuitton SE	20,512	9,610,666
NIKE, Inc., “B”	75,693	9,089,215
VF Corp.	47,488	3,191,193

		$39,811,624
Brokerage & Asset Managers - 2.0%
Blackstone Group, Inc.	64,923	$3,273,418
Charles Schwab Corp.	227,963	9,371,559

		$12,644,977
Business Services - 8.4%
Accenture PLC, “A”	70,509	$15,294,107
CGI, Inc. (a)	47,758	2,963,412
Cognizant Technology Solutions Corp., “A”	120,057	8,574,471
Equifax, Inc.	24,097	3,291,650
Experian PLC	49,340	1,800,626
Fidelity National Information Services, Inc.	60,832	7,579,059
Fiserv, Inc. (a)	112,740	10,763,288
Verisk Analytics, Inc., “A”	14,502	2,580,921

		$52,847,534
Cable TV - 1.6%
Comcast Corp., “A”	231,070	$9,760,397

Computer Software - 4.3%
Microsoft Corp.	134,957	$27,324,744

Computer Software - Systems - 2.4%
Apple, Inc.	138,907	$15,121,416

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 2.1%
Otis Worldwide Corp.	100,329	$6,148,161
Sherwin-Williams Co.	10,165	6,993,317

		$13,141,478
Consumer Products - 6.5%
Church & Dwight Co., Inc.	81,761	$7,226,855
Colgate-Palmolive Co.	93,846	7,403,511
Estee Lauder Cos., Inc., “A”	20,296	4,458,219
Kose Corp.	74,800	9,539,623
L’Oréal S.A.	13,539	4,378,828
Reckitt Benckiser Group PLC	86,810	7,647,440

		$40,654,476
Electrical Equipment - 3.6%
Amphenol Corp., “A”	90,038	$10,159,888
Fortive Corp.	110,336	6,796,698
TE Connectivity Ltd.	60,137	5,826,072

		$22,782,658
Electronics - 4.5%
Analog Devices, Inc.	44,189	$5,237,722
Samsung Electronics Co. Ltd.	127,955	6,416,475
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	109,615	9,193,410
Texas Instruments, Inc.	52,457	7,584,758

		$28,432,365
Food & Beverages - 4.1%
Danone S.A.	154,332	$8,519,807
Nestle S.A.	124,885	14,041,816
PepsiCo, Inc.	25,089	3,344,113

		$25,905,736
Gaming & Lodging - 1.0%
Flutter Entertainment PLC (a)	35,154	$6,084,412

General Merchandise - 1.8%
Dollarama, Inc.	323,317	$11,133,967

Health Maintenance Organizations - 0.8%
Cigna Corp.	29,638	$4,948,657

Insurance - 2.9%
AON PLC	62,382	$11,478,912
Marsh & McLennan Cos., Inc.	66,939	6,925,509

		$18,404,421

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 15.2%
Alibaba Group Holding Ltd., ADR (a)	88,348	$26,918,752
Alphabet, Inc., “A” (a)	19,133	30,921,033
Baidu, Inc., ADR (a)	64,662	8,603,279
Naver Corp.	47,174	12,160,720
Tencent Holdings Ltd.	224,300	17,205,251

		$95,809,035
Leisure & Toys - 1.6%
Electronic Arts, Inc. (a)	82,048	$9,831,812

Machinery & Tools - 1.3%
Daikin Industries Ltd.	30,700	$5,747,669
Schindler Holding AG	8,713	2,228,255

		$7,975,924
Medical & Health Technology & Services - 1.2%
ICON PLC (a)	21,183	$3,819,295
PRA Health Sciences, Inc. (a)	38,094	3,711,879

		$7,531,174
Medical Equipment - 9.6%
Abbott Laboratories	36,940	$3,882,763
Agilent Technologies, Inc.	74,414	7,596,925
Becton, Dickinson and Co.	40,857	9,443,279
Boston Scientific Corp. (a)	248,329	8,510,235
Danaher Corp.	27,858	6,394,525
Medtronic PLC	38,398	3,861,687
Mettler-Toledo International, Inc. (a)	3,167	3,160,381
Stryker Corp.	40,433	8,167,870
Thermo Fisher Scientific, Inc.	20,284	9,596,766

		$60,614,431
Other Banks & Diversified Financials - 5.2%
Credicorp Ltd.	18,934	$2,171,351
HDFC Bank Ltd. (a)	632,688	10,123,407
Julius Baer Group Ltd.	69,733	3,113,440
Mastercard, Inc., “A”	8,168	2,357,612
Moody’s Corp.	15,937	4,189,837
Visa, Inc., “A”	58,498	10,629,672

		$32,585,319
Pharmaceuticals - 2.1%
Bayer AG	95,934	$4,509,404
Roche Holding AG	27,222	8,750,406

		$13,259,810

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Printing & Publishing - 0.6%
Wolters Kluwer N.V.	46,523	$3,770,054

Railroad & Shipping - 2.8%
Adani Ports & Special Economic Zone Ltd.	538,090	$2,612,849
Canadian National Railway Co.	51,653	5,136,891
Canadian Pacific Railway Ltd.	31,979	9,565,878

		$17,315,618
Restaurants - 1.0%
Starbucks Corp.	68,549	$5,961,021

Specialty Chemicals - 1.2%
Croda International PLC	49,953	$3,904,849
Sika AG	15,108	3,718,715

		$7,623,564
Specialty Stores - 1.0%
Ross Stores, Inc.	40,857	$3,479,790
TJX Cos., Inc.	57,661	2,929,179

		$6,408,969
Total Common Stocks (Identified Cost, $426,974,170)		$620,235,081

Investment Companies (h) - 1.2%
Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $7,789,020)	7,789,020	$7,789,020

Other Assets, Less Liabilities - 0.2%		1,232,602
Net Assets - 100.0%		$629,256,703

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $7,789,020 and $620,235,081, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $426,974,170)	$620,235,081
Investments in affiliated issuers, at value (identified cost, $7,789,020)	7,789,020
Foreign currency, at value (identified cost, $3)	3
Receivables for
Fund shares sold	1,634,788
Dividends	986,773
Receivable from investment adviser	53,553
Other assets	33
Total assets	$630,699,251

Liabilities
Payables for
Fund shares reacquired	$906,388
Payable to affiliates
Administrative services fee	746
Shareholder servicing costs	113,483
Distribution and service fees	7,744
Payable for independent Trustees’ compensation	12
Deferred country tax expense payable	275,790
Accrued expenses and other liabilities	138,385
Total liabilities	$1,442,548
Net assets	$629,256,703

Net assets consist of
Paid-in capital	$416,873,382
Total distributable earnings (loss)	212,383,321
Net assets	$629,256,703
Shares of beneficial interest outstanding	12,193,014

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$290,410,646	5,669,371	$51.22
Class B	4,277,320	98,262	43.53
Class C	14,221,650	331,023	42.96
Class I	98,213,725	1,866,085	52.63
Class R1	442,424	10,322	42.86
Class R2	3,206,656	65,062	49.29
Class R3	4,237,350	83,108	50.99
Class R4	1,612,937	31,395	51.38
Class R6	212,633,995	4,038,386	52.65

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $54.34 [100 / 94.25 x $51.22]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$6,925,331
Dividends from affiliated issuers	55,679
Other	46,780
Income on securities loaned	7,101
Foreign taxes withheld	(351,585)
Total investment income	$6,683,306
Expenses
Management fee	$5,120,040
Distribution and service fees	926,191
Shareholder servicing costs	472,133
Administrative services fee	85,983
Independent Trustees’ compensation	13,595
Custodian fee	94,735
Shareholder communications	55,228
Audit and tax fees	77,566
Legal fees	5,192
Miscellaneous	233,925
Total expenses	$7,084,588
Fees paid indirectly	(144)
Reduction of expenses by investment adviser and distributor	(785,624)
Net expenses	$6,298,820
Net investment income (loss)	$384,486

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $4,436 country tax)	$21,214,611
Affiliated issuers	(1,493)
Foreign currency	(8,506)
Net realized gain (loss)	$21,204,612
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $4,164 increase in deferred country tax)	$42,286,872
Affiliated issuers	(963)
Translation of assets and liabilities in foreign currencies	41,678
Net unrealized gain (loss)	$42,327,587
Net realized and unrealized gain (loss)	$63,532,199
Change in net assets from operations	$63,916,685

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/20	10/31/19
Change in net assets

From operations
Net investment income (loss)	$384,486	$1,264,712
Net realized gain (loss)	21,204,612	10,047,991
Net unrealized gain (loss)	42,327,587	64,424,905
Change in net assets from operations	$63,916,685	$75,737,608
Total distributions to shareholders	$(11,012,322)	$(15,275,083)
Change in net assets from fund share transactions	$55,938,114	$131,556,519
Total change in net assets	$108,842,477	$192,019,044

Net assets
At beginning of period	520,414,226	328,395,182
At end of period	$629,256,703	$520,414,226

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$46.53	$40.55	$40.66	$32.89		$34.24

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.10	$0.09	$0.10	(c)	$0.05
Net realized and unrealized gain (loss)	5.62	7.73	1.27	8.21		0.49
Total from investment operations	$5.61	$7.83	$1.36	$8.31		$0.54

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.04)	$(0.07)	$(0.02)		$(0.10)
From net realized gain	(0.88)	(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(0.92)	$(1.85)	$(1.47)	$(0.54)		$(1.89)
Net asset value, end of period (x)	$51.22	$46.53	$40.55	$40.66		$32.89
Total return (%) (r)(s)(t)(x)	12.17	20.28	3.38	25.70	(c)	1.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.38	1.39	1.38	(c)	1.46
Expenses after expense reductions (f)	1.21	1.31	1.37	1.33	(c)	1.43
Net investment income (loss)	(0.03)	0.23	0.21	0.29	(c)	0.16
Portfolio turnover	39	21	22	27		28
Net assets at end of period (000 omitted)	$290,411	$283,181	$214,801	$203,117		$173,456

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$39.93	$35.28	$35.76	$29.18		$30.72

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.32)	$(0.20)	$(0.20)	$(0.15	)(c)	$(0.17)
Net realized and unrealized gain (loss)	4.80	6.66	1.12	7.25		0.42
Total from investment operations	$4.48	$6.46	$0.92	$7.10		$0.25

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$—
From net realized gain	(0.88)	(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(0.88)	$(1.81)	$(1.40)	$(0.52)		$(1.79)
Net asset value, end of period (x)	$43.53	$39.93	$35.28	$35.76		$29.18
Total return (%) (r)(s)(t)(x)	11.34	19.36	2.58	24.78	(c)	1.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.13	2.14	2.13	(c)	2.21
Expenses after expense reductions (f)	1.97	2.08	2.13	2.08	(c)	2.19
Net investment income (loss)	(0.78)	(0.54)	(0.55)	(0.46	)(c)	(0.60)
Portfolio turnover	39	21	22	27		28
Net assets at end of period (000 omitted)	$4,277	$4,928	$5,020	$5,097		$4,823

Class C	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$39.42	$34.85	$35.34	$28.85		$30.39

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.32)	$(0.20)	$(0.20)	$(0.14	)(c)	$(0.17)
Net realized and unrealized gain (loss)	4.74	6.58	1.11	7.15		0.42
Total from investment operations	$4.42	$6.38	$0.91	$7.01		$0.25

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$—
From net realized gain	(0.88)	(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(0.88)	$(1.81)	$(1.40)	$(0.52)		$(1.79)
Net asset value, end of period (x)	$42.96	$39.42	$34.85	$35.34		$28.85
Total return (%) (r)(s)(t)(x)	11.33	19.37	2.58	24.75	(c)	1.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.13	2.14	2.13	(c)	2.21
Expenses after expense reductions (f)	1.97	2.07	2.13	2.08	(c)	2.19
Net investment income (loss)	(0.78)	(0.55)	(0.55)	(0.45	)(c)	(0.59)
Portfolio turnover	39	21	22	27		28
Net assets at end of period (000 omitted)	$14,222	$13,332	$8,857	$13,743		$13,109

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$47.77	$41.58	$41.64	$33.68		$34.99

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.25	$0.19	$0.26	(c)	$0.10
Net realized and unrealized gain (loss)	5.79	7.89	1.29	8.34		0.53
Total from investment operations	$5.88	$8.14	$1.48	$8.60		$0.63

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.14)	$(0.12)		$(0.15)
From net realized gain	(0.88)	(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(1.02)	$(1.95)	$(1.54)	$(0.64)		$(1.94)
Net asset value, end of period (x)	$52.63	$47.77	$41.58	$41.64		$33.68
Total return (%) (r)(s)(t)(x)	12.45	20.58	3.60	26.03	(c)	2.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.13	1.14	1.14	(c)	1.21
Expenses after expense reductions (f)	0.97	1.06	1.13	1.10	(c)	1.18
Net investment income (loss)	0.17	0.56	0.44	0.70	(c)	0.30
Portfolio turnover	39	21	22	27		28
Net assets at end of period (000 omitted)	$98,214	$83,727	$22,537	$17,272		$18,070

Class R1	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$39.33	$34.78	$35.27	$28.79		$30.33

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.32)	$(0.18)	$(0.20)	$(0.15	)(c)	$(0.17)
Net realized and unrealized gain (loss)	4.73	6.54	1.11	7.15		0.42
Total from investment operations	$4.41	$6.36	$0.91	$7.00		$0.25

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$—
From net realized gain	(0.88)	(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(0.88)	$(1.81)	$(1.40)	$(0.52)		$(1.79)
Net asset value, end of period (x)	$42.86	$39.33	$34.78	$35.27		$28.79
Total return (%) (r)(s)(t)(x)	11.33	19.35	2.59	24.77	(c)	1.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.13	2.14	2.13	(c)	2.21
Expenses after expense reductions (f)	1.97	2.10	2.13	2.09	(c)	2.19
Net investment income (loss)	(0.80)	(0.52)	(0.56)	(0.47	)(c)	(0.59)
Portfolio turnover	39	21	22	27		28
Net assets at end of period (000 omitted)	$442	$317	$862	$961		$801

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	10/31/20		10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$44.88		$39.24	$39.42	$31.97		$33.33

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)		$(0.03)	$(0.02)	$0.02	(c)	$(0.03)
Net realized and unrealized gain (loss)	5.42		7.48	1.24	7.95		0.48
Total from investment operations	$5.29		$7.45	$1.22	$7.97		$0.45

Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.02)
From net realized gain	(0.88)		(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(0.88)		$(1.81)	$(1.40)	$(0.52)		$(1.81)
Net asset value, end of period (x)	$49.29		$44.88	$39.24	$39.42		$31.97
Total return (%) (r)(s)(t)(x)	11.90		19.95	3.12	25.35	(c)	1.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61		1.63	1.64	1.63	(c)	1.71
Expenses after expense reductions (f)	1.47		1.58	1.63	1.58	(c)	1.69
Net investment income (loss)	(0.27)		(0.07)	(0.05)	0.05	(c)	(0.10)
Portfolio turnover	39		21	22	27		28
Net assets at end of period (000 omitted)	$3,207		$2,202	$2,581	$2,887		$2,797

Class R3	Year ended

	10/31/20		10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$46.29		$40.33	$40.46	$32.73		$34.08

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$0.08	$0.08	$0.10	(c)	$0.05
Net realized and unrealized gain (loss)	5.59		7.71	1.26	8.17		0.49
Total from investment operations	$5.58		$7.79	$1.34	$8.27		$0.54

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)	$(0.07)	$(0.02)		$(0.10)
From net realized gain	(0.88)		(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(0.88)		$(1.83)	$(1.47)	$(0.54)		$(1.89)
Net asset value, end of period (x)	$50.99		$46.29	$40.33	$40.46		$32.73
Total return (%) (r)(s)(t)(x)	12.18		20.28	3.35	25.70	(c)	1.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36		1.38	1.39	1.38	(c)	1.46
Expenses after expense reductions (f)	1.22		1.33	1.38	1.34	(c)	1.44
Net investment income (loss)	(0.02)		0.19	0.19	0.28	(c)	0.16
Portfolio turnover	39		21	22	27		28
Net assets at end of period (000 omitted)	$4,237		$4,106	$4,324	$4,791		$4,070

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$46.65	$40.66	$40.75	$32.96		$34.32

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.21	$0.19	$0.20	(c)	$0.13
Net realized and unrealized gain (loss)	5.64	7.73	1.27	8.21		0.48
Total from investment operations	$5.75	$7.94	$1.46	$8.41		$0.61

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.15)	$(0.10)		$(0.18)
From net realized gain	(0.88)	(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(1.02)	$(1.95)	$(1.55)	$(0.62)		$(1.97)
Net asset value, end of period (x)	$51.38	$46.65	$40.66	$40.75		$32.96
Total return (%) (r)(s)(t)(x)	12.47	20.55	3.62	26.00	(c)	2.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.13	1.14	1.13	(c)	1.21
Expenses after expense reductions (f)	0.97	1.06	1.13	1.09	(c)	1.20
Net investment income (loss)	0.22	0.49	0.46	0.55	(c)	0.41
Portfolio turnover	39	21	22	27		28
Net assets at end of period (000 omitted)	$1,613	$1,662	$484	$559		$506

Class R6	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$47.77	$41.59	$41.65	$33.68		$35.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.23	$0.23	$0.11	(c)	$0.16
Net realized and unrealized gain (loss)	5.78	7.93	1.30	8.51		0.49
Total from investment operations	$5.92	$8.16	$1.53	$8.62		$0.65

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.19)	$(0.13)		$(0.21)
From net realized gain	(0.88)	(1.81)	(1.40)	(0.52)		(1.79)
Total distributions declared to shareholders	$(1.04)	$(1.98)	$(1.59)	$(0.65)		$(2.00)
Net asset value, end of period (x)	$52.65	$47.77	$41.59	$41.65		$33.68
Total return (%) (r)(s)(t)(x)	12.54	20.64	3.71	26.09	(c)	2.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.05	1.07	1.09	(c)	1.14
Expenses after expense reductions (f)	0.89	0.99	1.06	1.05	(c)	1.12
Net investment income (loss)	0.28	0.53	0.53	0.28	(c)	0.48
Portfolio turnover	39	21	22	27		28
Net assets at end of period (000 omitted)	$212,634	$126,958	$68,931	$48,429		$7,904

See Notes to Financial Statements

24

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Growth Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

26

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for

27

Notes to Financial Statements – continued

purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$354,374,096	$—	$—	$354,374,096
China	40,299,392	17,205,251	—	57,504,643
Switzerland	31,852,632	—	—	31,852,632
Canada	28,800,148	—	—	28,800,148
United Kingdom	28,093,391	—	—	28,093,391
France	28,015,629	—	—	28,015,629
South Korea	—	18,577,195	—	18,577,195
Germany	16,560,492	—	—	16,560,492
Japan	—	15,287,292	—	15,287,292
Other Countries	31,046,156	10,123,407	—	41,169,563
Mutual Funds	7,789,020	—	—	7,789,020
Total	$566,830,956	$61,193,145	$—	$628,024,101

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

28

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

29

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$2,825,280	$1,594,028
Long-term capital gains	8,187,042	13,681,055

Total distributions	$11,012,322	$15,275,083

30

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/20

Cost of investments	$437,988,768
Gross appreciation	200,917,081

Gross depreciation	(10,881,748)
Net unrealized appreciation (depreciation)	$190,035,333

Undistributed ordinary income	254,304
Undistributed long-term capital gain	22,057,856
Other temporary differences	35,828

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/20	Year ended 10/31/19
Class A	$5,586,228	$9,810,875
Class B	105,770	256,348
Class C	300,691	462,929
Class I	1,892,782	1,008,903
Class R1	7,137	45,061
Class R2	42,751	118,612
Class R3	76,270	194,188
Class R4	37,754	25,167
Class R6	2,962,939	3,353,000
Total	$11,012,322	$15,275,083

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%

31

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2020, this management fee reduction amounted to $61,882, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.22%	1.97%	1.97%	0.97%	1.97%	1.47%	1.22%	0.97%	0.90%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2022. For the year ended October 31, 2020, this reduction amounted to $704,095, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $88,906 for the year ended October 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$711,689
Class B	0.75%	0.25%	1.00%	1.00%	45,460
Class C	0.75%	0.25%	1.00%	1.00%	139,889
Class R1	0.75%	0.25%	1.00%	1.00%	3,689
Class R2	0.25%	0.25%	0.50%	0.50%	14,476
Class R3	—	0.25%	0.25%	0.25%	10,988
Total Distribution and Service Fees					$926,191

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

32

Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2020, this rebate amounted to $19,463, $130, and $54 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2020, were as follows:

Amount
Class A	$5,354
Class B	2,300
Class C	2,717

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2020, the fee was $101,005, which equated to 0.0177% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $371,128.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

33

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,605,995 and $25,079, respectively. The sales transactions resulted in net realized gains (losses) of $(376).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2020, this reimbursement amounted to $34,495, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended October 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $264,018,952 and $220,124,568, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,098,934	$52,211,516	1,264,315	$54,298,187
Class B	4,555	188,257	7,383	260,099
Class C	83,107	3,324,862	151,335	5,556,594
Class I	1,690,731	82,177,571	1,463,147	64,457,504
Class R1	2,146	88,164	1,787	63,921
Class R2	29,310	1,320,650	4,809	197,505
Class R3	28,800	1,216,184	26,642	1,136,554
Class R4	9,023	434,502	31,709	1,377,501
Class R6	2,146,974	104,252,611	1,303,888	57,575,858
	5,093,580	$245,214,317	4,255,015	$184,923,723

Shares issued to shareholders in reinvestment of distributions
Class A	110,707	$5,320,567	241,608	$9,260,845
Class B	2,537	104,319	7,631	252,743
Class C	7,268	294,937	13,752	449,672
Class I	38,246	1,884,757	25,167	988,571
Class R1	176	7,137	1,381	45,061
Class R2	810	37,550	2,925	108,398
Class R3	1,594	76,270	5,092	194,188
Class R4	766	36,834	656	25,167
Class R6	54,984	2,708,490	73,707	2,893,012
	217,088	$10,470,861	371,919	$14,217,657

34

Notes to Financial Statements – continued

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,626,690)	$(76,399,178)	(717,054)	$(30,593,963)
Class B	(32,249)	(1,310,656)	(33,885)	(1,224,023)
Class C	(97,548)	(3,936,988)	(81,018)	(2,951,506)
Class I	(1,615,634)	(75,051,948)	(277,543)	(12,023,193)
Class R1	(69)	(2,787)	(19,889)	(734,930)
Class R2	(14,131)	(668,255)	(24,433)	(958,544)
Class R3	(36,003)	(1,757,724)	(50,224)	(2,183,596)
Class R4	(14,010)	(648,509)	(8,642)	(376,250)
Class R6	(821,091)	(39,971,019)	(377,532)	(16,538,856)
	(4,257,425)	$(199,747,064)	(1,590,220)	$(67,584,861)

Net change
Class A	(417,049)	$(18,867,095)	788,869	$32,965,069
Class B	(25,157)	(1,018,080)	(18,871)	(711,181)
Class C	(7,173)	(317,189)	84,069	3,054,760
Class I	113,343	9,010,380	1,210,771	53,422,882
Class R1	2,253	92,514	(16,721)	(625,948)
Class R2	15,989	689,945	(16,699)	(652,641)
Class R3	(5,609)	(465,270)	(18,490)	(852,854)
Class R4	(4,221)	(177,173)	23,723	1,026,418
Class R6	1,380,867	66,990,082	1,000,063	43,930,014
	1,053,243	$55,938,114	3,036,714	$131,556,519

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $2,896 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,786,125	$124,950,860	$124,945,509	$(1,493)	$(963)	$7,789,020

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$55,679	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of asset and liabilities of MFS Global Growth Fund (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net asset for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

37

Report of Independent Registered Public Accounting Firm – continued

Our procedures include confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

44

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli Jeffrey Constantino Joseph Skorski

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Growth Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

46

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an

47

Board Review of Investment Advisory Agreement – continued

expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

48

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

49

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $10,748,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 90.48% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2020

MFS® Income Fund

(formerly MFS® Strategic Income Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFO-ANN

MFS® Income Fund

(formerly MFS® Strategic Income Fund)

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	42.1%
U.S. Treasury Securities	16.4%
High Yield Corporates	12.4%
Commercial Mortgage-Backed Securities	11.1%
Collateralized Debt Obligations	10.4%
Emerging Markets Bonds	5.0%
Asset-Backed Securities	1.6%
Municipal Bonds	2.0%
Residential Mortgage-Backed Securities	0.5%
Mortgage-Backed Securities	0.2%

Composition including fixed income credit quality (a)(i)
AAA	8.7%
AA	4.2%
A	19.3%
BBB	34.6%
BB	9.1%
B	5.1%
CCC	1.2%
D (o)	0.0%
U.S. Government	13.2%
Federal Agencies	0.2%
Not Rated	6.1%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	1.5%
Other	(3.2)%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	8.6 yrs.

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2020, Class A shares of the MFS Income Fund (fund) provided a total return of 6.46%, at net asset value. This compares with a return of 6.19% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s asset allocation decisions, notably, its overweight exposures to both industrial and financial

Management Review – continued

institution bonds and an underweight allocation to MBS agency fixed-rate securities, benefited relative performance over the reporting period. Bond selection was another factor that contributed to relative results. From a sector perspective, security selection within industrials, government-related sovereigns and financial institutions strengthened relative performance. From a quality perspective, bond selection within the “BBB”, “A” and “AA” rated (r) credit quality segments helped relative returns.

Conversely, the fund’s yield curve (y) positioning, particularly its greater exposure to bonds with 10-year and 5-year maturities, and its lesser exposure to bonds with 2-year maturities, detracted from relative performance. The fund’s shorter duration (d) stance also held back relative returns as interest rates generally declined over the reporting period.

Respectfully,

Portfolio Manager(s)

Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, Robert Persons, and Michael Skatrud

Note to Shareholders: Effective July 1, 2020, the fund’s name changed from MFS® Strategic Income Fund to MFS® Income Fund. Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the Fund.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/29/87	6.46%	5.18%	4.38%	N/A
B	9/07/93	5.54%	4.42%	3.63%	N/A
C	9/01/94	5.55%	4.38%	3.62%	N/A
I	1/08/97	6.73%	5.44%	4.62%	N/A
R6	3/02/18	6.81%	N/A	N/A	6.61%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		6.19%	4.08%	3.55%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		1.93%	4.27%	3.93%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		1.54%	4.09%	3.63%	N/A
C With CDSC (1% for 12 months) (v)		4.55%	4.38%	3.62%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Performance information prior to December 2, 2019 reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below

Performance Summary – continued

investment grade quality debt instruments and (ii) a policy permitting the fund to invest in equity securities as a principal investment strategy. The fund’s investment policies and strategies changed effective December 2, 2019.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2020 through October 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Expenses Paid During Period (p) 5/01/20-10/31/20
A	Actual	0.75%	$1,000.00	$1,069.94	$3.90
	Hypothetical (h)	0.75%	$1,000.00	$1,021.37	$3.81
B	Actual	1.50%	$1,000.00	$1,064.82	$7.79
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
C	Actual	1.50%	$1,000.00	$1,065.00	$7.79
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
I	Actual	0.50%	$1,000.00	$1,071.34	$2.60
	Hypothetical (h)	0.50%	$1,000.00	$1,022.62	$2.54
R6	Actual	0.42%	$1,000.00	$1,071.70	$2.19
	Hypothetical (h)	0.42%	$1,000.00	$1,023.03	$2.14

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.73%, $3.80, and $3.71 for Class A, 1.48%, $7.68, and $7.51 for Class B, 1.48%, $7.68, and $7.51 for Class C, 0.48%, $2.50, and $2.44 for Class I, and 0.40%, $2.08, and $2.03 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

10/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 97.8%
Aerospace - 2.5%
BAE Systems PLC, 3%, 9/15/2050 (n)	$2,257,000	$2,274,406
L3Harris Technologies, Inc., 4.4%, 6/15/2028	2,157,000	2,547,358
Lockheed Martin Corp., 2.8%, 6/15/2050	265,000	273,861
Moog, Inc., 4.25%, 12/15/2027 (n)	2,000,000	2,052,500
Raytheon Technologies Corp., 4.125%, 11/16/2028	1,879,000	2,203,422
TransDigm, Inc., 6.375%, 6/15/2026	900,000	897,480

		$10,249,027
Asset-Backed & Securitized - 23.6%
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 3.209% (LIBOR - 3mo. + 3%), 10/21/2028 (n)	$1,250,000	$1,149,974
Allegro CLO Ltd., 2015-1X, “CR”, FLR, 1.865% (LIBOR - 3mo. + 1.65%), 7/25/2027 (n)	850,000	835,070
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 2.136% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	1,740,000	1,702,348
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 1.298% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	1,740,000	1,718,443
Arbor Realty Trust, Inc., CLO, 2019-FL1, “D”, FLR, 2.648% (LIBOR - 1mo. + 2.5%), 5/15/2037 (n)	1,506,000	1,432,961
Arbor Realty Trust, Inc., CLO, 2020-FL1, “D”, FLR, 2.598% (LIBOR - 1mo. + 2.45%), 2/15/2035 (n)	1,768,000	1,687,213
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 2.797% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	1,729,000	1,642,114
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 1.468% (LIBOR - 3mo. + 1.25%), 1/20/2028 (n)	1,750,000	1,704,046
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 2.848% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	1,751,843	1,676,420
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.248% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	841,000	825,280
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 2.248% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	1,300,000	1,224,959
Bancorp Commercial Mortgage Trust, 2019-CRE5, “D”, FLR, 2.498% (LIBOR - 1mo. + 2.35%), 3/15/2036 (n)	1,720,000	1,621,205
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 2.448% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	1,735,000	1,616,954
Barclays Commercial Mortgage Securities LLC, 2019-C5, “A4”, 3.063%, 11/15/2052	500,000	552,288
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.751% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	139,465	144,249

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
BDS Ltd., 2018-FL2, “C”, FLR, 1.997% (LIBOR - 1mo. + 1.85%), 8/15/2035 (n)	$1,300,000	$1,280,670
BSPRT Ltd., 2019-FL5, “C”, FLR, 2.148% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	1,505,000	1,434,063
Business Jet Securities LLC, 2018-1, “C”, 7.748%, 2/15/2033 (n)	252,500	255,548
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	657,000	662,165
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	764,773	782,125
Cent CLO LP, 2015-24A, “A2R”, FLR, 1.887% (LIBOR - 3mo. + 1.65%), 10/15/2026 (n)	2,045,000	2,019,358
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	1,285,000	1,293,670
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	2,000,000	2,215,298
CLNC Ltd., 2019-FL1, “C”, FLR, 2.547% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	1,735,000	1,634,571
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	912,900	1,003,573
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,805,893	1,995,647
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	651,458	15,318
Cutwater Ltd., 2015-1A, “BR”, FLR, 2.037% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	1,500,000	1,446,102
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	225,141	226,410
DT Auto Owner Trust, 2020-1A, “C”, 2.29%, 11/17/2025 (n)	877,000	895,409
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	290,000	297,772
Falcon Franchise Loan LLC, 20.604%, 1/05/2023 (i)(n)	6,832	358
Figueroa CLO Ltd., 2014-1A, “DR”, FLR, 3.487% (LIBOR - 3mo. + 3.25%), 1/15/2027 (n)	1,250,000	1,217,214
Flagship CLO, 2014-8A, “BRR”, FLR, 1.63% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	1,578,052	1,568,893
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 2.137% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	1,740,000	1,718,367
Galaxy CLO Ltd., 2018-29A, “C”, FLR, 1.96% (LIBOR - 3mo. + 1.68%), 11/15/2026 (n)	1,180,000	1,142,041
GS Mortgage Securities Trust, 2019-GC42, “A4”, 3.001%, 9/01/2052	3,555,000	3,896,184
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.048%, 11/10/2052	1,738,278	1,903,554
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.911%, 2/13/2053	1,006,511	1,103,490
Hunt CRE Ltd., 2018-FL2, “D”, FLR, 2.898% (LIBOR - 1mo. + 2.75%), 8/15/2028 (n)	1,300,000	1,242,669

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Invitation Homes Trust, 2018-SFR1, “C”, FLR, 1.397% (LIBOR -1mo. + 1.25%), 3/17/2037 (n)	$870,000	$870,268
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 0.997% (LIBOR -1mo. + 0.85%), 12/17/2036 (n)	1,353,567	1,350,657
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	769,436	859,281
KKR Real Estate Financial Trust, Inc., 2018-FL1, “D”, FLR, 2.697% (LIBOR - 1mo. + 2.55%), 6/15/2036 (n)	1,295,000	1,245,272
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.698% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	1,740,000	1,679,829
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.098% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	1,506,250	1,420,181
LoanCore Ltd., 2019-CRE2, “D”, FLR, 2.598% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	1,291,000	1,168,795
Magnetite CLO Ltd., 2015-16A, “DR”, FLR, 2.368% (LIBOR - 3mo. + 2.15%), 1/18/2028 (n)	500,000	461,490
Man GLG U.S. CLO Ltd., 2018-2A, “BR”, FLR, 2.687% (LIBOR -3mo. + 2.45%), 10/15/2028	1,250,000	1,212,006
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 2.499% (LIBOR - 1mo. + 2.35%), 12/25/2034 (n)	1,741,000	1,649,911
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, 2.9%, 11/15/2035 (n)(w)	2,250,000	2,250,430
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	1,050,279	1,167,773
Neuberger Berman CLO Ltd., 2015-19A, “A1R2”, FLR, 1.037% (LIBOR - 3mo. + 0.8%), 7/15/2027 (n)	1,164,851	1,153,049
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 1.818%
(LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	1,750,000	1,707,160
NextGear Floorplan Master Owner Trust, 2018-1A, “B”, 3.57%, 2/15/2023 (n)	800,000	802,715
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 1.587% (LIBOR - 3mo. + 1.35%), 7/15/2027 (n)	1,500,000	1,478,467
Palmer Square Loan Funding Ltd., 2020-1A, “B”, FLR, 2.153% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	879,778	837,119
Parallel Ltd., 2015-1A, “DR”, FLR, 2.768% (LIBOR - 3mo. + 2.55%), 7/20/2027 (n)	1,750,000	1,538,565
Race Point CLO Ltd., 2013-8A, “CR2”, FLR, 2.303% (LIBOR - 3mo. + 2.05%), 2/20/2030 (n)	1,500,000	1,441,386
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	579,765	592,211
Shackleton CLO Ltd., 2015-8A, “CR”, FLR, 1.868% (LIBOR - 3mo. + 1.65%), 10/20/2027 (n)	1,000,000	950,402
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	2,996,753	3,364,852

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	$1,052,000	$1,196,041
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	1,291,913	1,395,208
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	549,700	551,125
Wells Fargo Commercial Mortgage Trust, 2016-C34, “A4”, 3.096%, 6/15/2049	1,740,000	1,859,706
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	3,490,000	3,933,789
Wells Fargo Commercial Mortgage Trust, 2017-RB1, 3.635%, 3/15/2050	1,500,000	1,689,531
Wells Fargo Commercial Mortgage Trust, 2018-C44, 4.212%, 5/15/2051	1,500,000	1,743,540
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	1,124,666	1,243,454
West CLO Ltd., 2014-1A, “CR”, FLR, 3.218% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	1,740,000	1,700,223
Wind River CLO Ltd., 2012-1A, “CR2”, FLR, 2.287% (LIBOR - 3mo. + 2.05%), 1/15/2026 (n)	1,500,000	1,497,274
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.937% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	1,360,000	1,310,326

		$98,106,029
Automotive - 1.7%
Hyundai Capital America, 6.375%, 4/08/2030 (n)	$2,250,000	$2,875,102
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	1,490,000	1,566,362
Lear Corp., 3.5%, 5/30/2030	2,500,000	2,607,284

		$7,048,748
Broadcasting - 1.3%
Discovery, Inc., 4.65%, 5/15/2050	$857,000	$965,865
iHeartCommunications, Inc., 8.375%, 5/01/2027	1,000,000	970,210
RELX Capital, Inc., 3%, 5/22/2030	674,000	728,031
Walt Disney Co., 2.65%, 1/13/2031	2,560,000	2,752,479

		$5,416,585
Brokerage & Asset Managers - 2.8%
E*TRADE Financial Corp., 4.5%, 6/20/2028	$1,958,000	$2,318,916
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	899,000	929,117
Intercontinental Exchange, Inc., 3%, 6/15/2050	1,017,000	1,070,281
Intercontinental Exchange, Inc., 3%, 9/15/2060	979,000	984,360
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	2,000,000	2,050,000
NASDAQ, Inc., 3.25%, 4/28/2050	778,000	801,930

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - continued
Raymond James Financial, 4.65%, 4/01/2030	$1,069,000	$1,294,125
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	2,046,000	2,278,746

		$11,727,475
Building - 0.8%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$1,054,000	$1,169,261
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	1,057,000	1,182,944
Summit Materials LLC/Summit Materials Finance Co., 5.25%, 1/15/2029 (n)	1,000,000	1,030,000

		$3,382,205
Business Services - 1.4%
Equinix, Inc., 2.9%, 11/18/2026	$1,741,000	$1,873,719
Global Payments, Inc., 2.9%, 5/15/2030	1,080,000	1,148,192
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)	1,305,000	1,433,265
Tencent Holdings Ltd., 3.24%, 6/03/2050 (n)	1,427,000	1,438,416

		$5,893,592
Cable TV - 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	$2,300,000	$2,390,287
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	1,800,000	1,896,750
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	1,800,000	1,890,000
Time Warner Cable, Inc., 4.5%, 9/15/2042	1,279,000	1,389,383

		$7,566,420
Chemicals - 0.2%
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	$1,000,000	$987,500

Computer Software - 0.4%
Dell Investments LLC/EMC Corp., 5.3%, 10/01/2029 (n)	$1,388,000	$1,608,156

Computer Software - Systems - 0.7%
Apple, Inc., 2.55%, 8/20/2060	$1,802,000	$1,735,653
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	965,000	1,025,631

		$2,761,284
Conglomerates - 2.0%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$1,000,000	$1,050,000
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	900,000	909,000
EnerSys, 4.375%, 12/15/2027 (n)	1,800,000	1,849,500
Gates Global LLC, 6.25%, 1/15/2026 (n)	1,500,000	1,552,500
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	2,534,000	2,924,037

		$8,285,037

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Construction - 0.6%
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		$1,500,000	$1,586,250
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)		1,000,000	1,010,000

			$2,596,250
Consumer Products - 0.2%
Mattel, Inc., 6.75%, 12/31/2025 (n)		$1,000,000	$1,051,750

Consumer Services - 3.0%
Booking Holdings, Inc., 3.55%, 3/15/2028		$2,167,000	$2,388,149
Expedia Group, Inc., 3.25%, 2/15/2030		1,950,000	1,893,872
Experian Finance PLC, 2.75%, 3/08/2030 (n)		2,350,000	2,524,888
Match Group, Inc., 5%, 12/15/2027 (n)		1,800,000	1,872,252
Meituan, 3.05%, 10/28/2030 (n)		1,024,000	1,026,142
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2026 (n)		307,000	254,410
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2029 (n)		889,000	577,209
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2031 (n)		307,000	185,827
Visa, Inc., 2.7%, 4/15/2040		1,785,000	1,909,043

			$12,631,792
Containers - 0.4%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		$1,500,000	$1,556,250

Electrical Equipment - 0.6%
Arrow Electronics, Inc., 3.875%, 1/12/2028		$2,224,000	$2,473,453

Electronics - 1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028		$1,967,000	$2,116,311
Broadcom, Inc., 4.3%, 11/15/2032		1,442,000	1,643,916
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		1,900,000	2,084,680

			$5,844,907
Emerging Market Sovereign - 2.0%
Arab Republic of Egypt, 5.75%, 5/29/2024 (n)		$1,500,000	$1,536,072
Dominican Republic, 4.875%, 9/23/2032 (n)		1,301,000	1,320,528
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040		1,333,000	1,151,392
Kingdom of Morocco, 1.375%, 3/30/2026 (n)	EUR	600,000	692,819
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	32,942,000	802,688
Republic of Panama, 3.75%, 4/17/2026		$1,778,000	1,920,951

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of South Africa, 8%, 1/31/2030	ZAR	15,926,000	$899,922

			$8,324,372
Energy - Independent - 0.4%
Canadian Oil Sands Co., 4.5%, 4/01/2022 (n)		$822,000	$843,769
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		1,017,000	1,043,747

			$1,887,516
Energy - Integrated - 1.0%
Eni S.p.A., 4%, 9/12/2023 (n)		$1,342,000	$1,450,989
Eni S.p.A., 4.25%, 5/09/2029 (n)		1,353,000	1,525,652
Exxon Mobil Corp., 4.227%, 3/19/2040		970,000	1,162,927

			$4,139,568
Entertainment - 0.3%
Six Flags Entertainment Corp., 5.5%, 4/15/2027 (n)		$1,500,000	$1,395,450

Financial Institutions - 1.7%
AerCap Ireland Capital DAC, 6.5%, 7/15/2025		$1,328,000	$1,463,125
AerCap Ireland Capital DAC, 3.65%, 7/21/2027		2,285,000	2,155,944
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)		2,342,000	2,137,756
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)		1,865,250	1,232,062

			$6,988,887
Food & Beverages - 1.5%
Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048		$874,509	$1,016,874
Bacardi Ltd., 5.15%, 5/15/2038 (n)		955,000	1,150,065
Camposol S.A., 6%, 2/03/2027 (n)		824,000	871,380
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		700,000	733,250
Constellation Brands, Inc., 3.75%, 5/01/2050		652,000	726,861
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)		1,000,000	1,087,500
Keurig Dr Pepper, Inc., 3.8%, 5/01/2050		542,000	617,713

			$6,203,643
Gaming & Lodging - 0.9%
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2030		$2,062,000	$2,145,284
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031		400,000	418,224
Marriott International, Inc., 5.75%, 5/01/2025		439,000	488,109
Marriott International, Inc., 4.625%, 6/15/2030		561,000	598,625

			$3,650,242
Insurance - Property & Casualty - 3.2%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025		$2,170,000	$2,330,079
Aon Corp., 4.5%, 12/15/2028		2,224,000	2,671,718

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	$2,201,000	$2,394,599
Hub International Ltd., 7%, 5/01/2026 (n)	1,000,000	1,025,000
Liberty Mutual Group, Inc., 3.95%, 5/15/2060 (n)	2,375,000	2,579,767
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	1,723,000	2,150,865

		$13,152,028
Machinery & Tools - 1.0%
Caterpillar, Inc., 3.25%, 4/09/2050	$1,727,000	$1,920,176
CNH Industrial Capital LLC, 4.2%, 1/15/2024	1,076,000	1,164,667
CNH Industrial Capital LLC, 3.85%, 11/15/2027	1,025,000	1,112,621

		$4,197,464
Major Banks - 6.1%
Bank of America Corp., 3.248%, 10/21/2027	$4,264,000	$4,703,649
Bank of America Corp., 4.271% to 7/23/2028, FLR (LIBOR - 3mo. + 1.31%) to 7/23/2029	579,000	679,864
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	2,155,000	2,175,774
Bank of New York Mellon Corp., 4.7% to 9/20/2025, FLR (CMT -5yr. + 4.358%) to 9/20/2070	1,800,000	1,926,000
Barclays PLC, 4.375%, 1/12/2026	1,325,000	1,501,075
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	299,000	336,749
JPMorgan Chase & Co., 3.125%, 1/23/2025	1,397,000	1,523,810
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	726,000	773,152
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR (LIBOR - 3mo.
+ 1.36%) to 7/24/2038	2,198,000	2,582,768
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR + 2.44%) to 4/22/2051	728,000	769,047
PNC Financial Services Group, Inc., 2.55%, 1/22/2030	1,508,000	1,622,921
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	2,105,000	2,434,300
Wells Fargo & Co., 3.196% to 6/17/2026, FLR (LIBOR - 3mo. + 1.17%) to 6/17/2027	2,043,000	2,225,215
Wells Fargo & Co., 2.572% to 2/11/2030, FLR (LIBOR - 3mo. +1%) to 2/11/2031	2,206,000	2,296,339

		$25,550,663
Medical & Health Technology & Services - 2.9%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$1,335,000	$1,446,379
Alcon, Inc., 2.6%, 5/27/2030 (n)	318,000	332,807
BayCare Health System, Inc., 3.831%, 11/15/2050	497,000	592,899
Berks County, PA, Industrial Development Authority (Tower Health Project), 4.451%, 2/01/2050	1,730,000	1,448,323
Cigna Corp., 3.2%, 3/15/2040	2,221,000	2,345,160

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 5.375%, 2/01/2025	$1,750,000	$1,937,828
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050	1,768,000	1,620,706
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	1,437,000	1,607,608
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	568,000	657,557

		$11,989,267
Medical Equipment - 0.4%
Abbott Laboratories, 4.75%, 11/30/2036	$1,295,000	$1,725,928

Metals & Mining - 0.8%
Newmont Corp., 2.25%, 10/01/2030	$2,219,000	$2,288,790
Novelis Corp., 5.875%, 9/30/2026 (n)	1,000,000	1,031,880

		$3,320,670
Midstream - 2.5%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$2,125,000	$2,220,185
Enbridge, Inc., 3.125%, 11/15/2029	1,344,000	1,413,350
EQM Midstream Partners LP, 5.5%, 7/15/2028	1,000,000	1,012,750
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	1,498,000	1,486,750
MPLX LP, 4.5%, 4/15/2038	2,200,000	2,228,449
Plains All American Pipeline LP, 3.8%, 9/15/2030	1,258,000	1,216,057
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	688,000	769,680

		$10,347,221
Mortgage-Backed - 0.2%
Fannie Mae, 6.5%, 5/01/2031	$14,044	$16,003
Fannie Mae, 3%, 2/25/2033 (i)	358,091	39,246
Fannie Mae, 5.5%, 9/01/2034 - 11/01/2036	50,212	58,911
Fannie Mae, 6%, 11/01/2034	134,833	159,540
Fannie Mae, 3.5%, 11/01/2048	127,349	134,970
Fannie Mae, 2.5%, 3/01/2050	112,799	117,619
Freddie Mac, 0.886%, 4/25/2024 (i)	92,001	2,176
Ginnie Mae, 3%, 9/20/2047	234,375	247,283

		$775,748
Municipals - 2.0%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$1,205,000	$1,143,424
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	1,730,000	1,768,717
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029	1,155,000	1,427,118
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	2,500,000	2,436,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Municipals - continued
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	$30,000	$20,775
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2022 (a)(d)	455,000	313,950
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 4.55%, 7/01/2040	1,326,000	1,240,553

		$8,351,187
Network & Telecom - 0.7%
Verizon Communications, Inc., 4.5%, 8/10/2033	$2,500,000	$3,106,834

Other Banks & Diversified Financials - 0.8%
BBVA USA, 2.875%, 6/29/2022	$1,931,000	$1,997,737
Kazkommertsbank JSC, 5.5%, 12/21/2022	506,244	505,774
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024	760,000	777,100

		$3,280,611
Pharmaceuticals - 0.3%
AbbVie, Inc., 3.8%, 3/15/2025 (n)	$1,206,000	$1,338,539

Printing & Publishing - 0.2%
Cimpress N.V., 7%, 6/15/2026 (n)	$1,000,000	$995,000

Real Estate - Apartment - 0.6%
Mid-America Apartments LP, 2.75%, 3/15/2030	$2,266,000	$2,436,402

Real Estate - Office - 0.2%
Alexandria Real Estate Equities, Inc., REIT, 1.875%, 2/01/2033	$1,050,000	$1,021,434

Real Estate - Retail - 0.5%
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	$2,086,000	$2,116,084

Retailers - 1.1%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$2,180,000	$2,322,649
Home Depot, Inc., 2.5%, 4/15/2027	2,000,000	2,165,775

		$4,488,424
Specialty Chemicals - 0.4%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$1,500,000	$1,554,480

Specialty Stores - 0.4%
Penske Automotive Group Co., 5.375%, 12/01/2024	$1,500,000	$1,531,875

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Supranational - 0.3%
Corporacion Andina de Fomento, 4.375%, 6/15/2022	$1,290,000	$1,363,814

Telecommunications - Wireless - 2.2%
American Tower Corp., REIT, 3.55%, 7/15/2027	$2,165,000	$2,411,349
American Tower Corp., REIT, 3.6%, 1/15/2028	875,000	977,387
American Tower Corp., REIT, 3.1%, 6/15/2050	912,000	892,421
Crown Castle International Corp., 4.15%, 7/01/2050	1,638,000	1,874,393
Crown Castle International Corp., 3.25%, 1/15/2051	724,000	721,961
T-Mobile USA, Inc., 4.375%, 4/15/2040 (n)	1,899,000	2,196,270

		$9,073,781
Tobacco - 0.5%
B.A.T. Capital Corp., 3.215%, 9/06/2026	$1,869,000	$2,008,427

U.S. Treasury Obligations - 13.2%
U.S. Treasury Bonds, 4.75%, 2/15/2037	$1,050,000	$1,614,662
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	7,646,000	9,145,034
U.S. Treasury Bonds, 2.375%, 11/15/2049	1,776,900	2,092,439
U.S. Treasury Notes, 1.375%, 1/31/2022	33,200,000	33,708,375
U.S. Treasury Notes, 0.25%, 9/30/2025	8,300,000	8,249,422

		$54,809,932
Utilities - Electric Power - 4.0%
AEP Transmission Co. LLC, 3.65%, 4/01/2050	$382,000	$444,445
AES Gener S.A., 6.35% to 4/7/2025, FLR (CMT - 5yr. + 4.917%) to 4/7/2030, FLR (CMT - 5yr. + 5.167%) to 4/7/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)	760,000	765,510
AES Panama Generation Holdings SRL, 4.375%, 5/31/2030 (n)	1,200,000	1,271,628
Berkshire Hathaway Energy Co., 3.7%, 7/15/2030 (n)	1,525,000	1,768,704
Clearway Energy Operating LLC, 5.75%, 10/15/2025	1,800,000	1,885,500
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	2,476,000	2,750,950
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	685,000	832,648
FirstEnergy Corp., 4.85%, 7/15/2047	1,310,000	1,424,141
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	1,800,000	1,966,500
Pacific Gas & Electric Co., 3.5%, 8/01/2050	2,250,000	2,033,522
ReNew Power Private Ltd., 5.875%, 3/05/2027 (n)	637,000	650,236
Xcel Energy, Inc., 3.4%, 6/01/2030	700,000	793,829

		$16,587,613
Utilities - Gas - 0.1%
East Ohio Gas Co., 3%, 6/15/2050 (n)	$394,000	$399,312
Total Bonds (Identified Cost, $392,679,803)		$407,298,876

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - 0.0%
Construction - 0.0%
ICA Tenedora S.A. de C.V. (a)	36,995	$66,965

Energy - Independent - 0.0%
Frontera Energy Corp.	5,520	$8,832
Total Common Stocks (Identified Cost, $108,652)		$75,797

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $8,188,509)	8,188,509	$8,188,509

Other Assets, Less Liabilities - 0.2%		854,477
Net Assets - 100.0%		$416,417,659

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $8,188,509 and $407,374,673, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $155,085,056, representing 37.2% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
UYU	Uruguayan Peso
ZAR	South African Rand

Derivative Contracts at 10/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	702,157	EUR	596,349	Citibank N.A.	1/15/2021	$6,332

Liability Derivatives
USD	907,090	ZAR	15,134,473	Morgan Stanley Capital Services, Inc.	1/15/2021	$(14,816)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	246	$38,691,187	December - 2020	$373,337

Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	203	$44,831,281	December - 2020	$(11,822)
U.S. Treasury Ultra Bond	Long	USD	34	7,310,000	December - 2020	(251,452)

						$(263,274)

At October 31, 2020, the fund had liquid securities with an aggregate value of $379,148 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $392,788,455)	$407,374,673
Investments in affiliated issuers, at value (identified cost, $8,188,509)	8,188,509
Receivables for
Forward foreign currency exchange contracts	6,332
Net daily variation margin on open futures contracts	66,500
Investments sold	1,039,542
Fund shares sold	1,126,469
Interest	3,010,062
Receivable from investment adviser	65,648
Total assets	$420,877,735
Liabilities
Payables for
Distributions	$40,559
Forward foreign currency exchange contracts	14,816
Investments purchased	1,498,000
Fund shares reacquired	421,841
When-issued investments purchased	2,250,000
Payable to affiliates
Administrative services fee	523
Shareholder servicing costs	101,352
Distribution and service fees	7,205
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	125,772
Total liabilities	$4,460,076
Net assets	$416,417,659
Net assets consist of
Paid-in capital	$401,868,174
Total distributable earnings (loss)	14,549,485
Net assets	$416,417,659
Shares of beneficial interest outstanding	59,221,969

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$250,293,164	35,561,465	$7.04
Class B	6,402,486	916,065	6.99
Class C	19,035,190	2,729,488	6.97
Class I	114,591,893	16,306,903	7.03
Class R6	26,094,926	3,708,048	7.04

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.35 [100 / 95.75 x $7.04]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$12,152,264
Dividends from affiliated issuers	154,248
Dividends	11,116
Other	2,667
Foreign taxes withheld	(1,988)
Total investment income	$12,318,307
Expenses
Management fee	$1,815,438
Distribution and service fees	844,945
Shareholder servicing costs	437,176
Administrative services fee	58,968
Independent Trustees’ compensation	8,668
Custodian fee	48,380
Shareholder communications	65,822
Audit and tax fees	70,914
Legal fees	3,437
Miscellaneous	175,567
Total expenses	$3,529,315
Fees paid indirectly	(734)
Reduction of expenses by investment adviser and distributor	(856,357)
Net expenses	$2,672,224
Net investment income (loss)	$9,646,083

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$6,040,003
Affiliated issuers	8,153
Futures contracts	1,683,907
Swap agreements	(473,672)
Forward foreign currency exchange contracts	175,089
Foreign currency	369
Net realized gain (loss)	$7,433,849
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$4,682,801
Affiliated issuers	(544)
Futures contracts	671,576
Forward foreign currency exchange contracts	20,614
Translation of assets and liabilities in foreign currencies	546
Net unrealized gain (loss)	$5,374,993
Net realized and unrealized gain (loss)	$12,808,842
Change in net assets from operations	$22,454,925

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/20	10/31/19
Change in net assets

From operations
Net investment income (loss)	$9,646,083	$8,552,933
Net realized gain (loss)	7,433,849	3,591,577
Net unrealized gain (loss)	5,374,993	19,611,633
Change in net assets from operations	$22,454,925	$31,756,143
Total distributions to shareholders	$(10,203,450)	$(8,734,158)
Change in net assets from fund share transactions	$100,754,661	$(2,912,877)
Total change in net assets	$113,006,136	$20,109,108

Net assets
At beginning of period	303,411,523	283,302,415
At end of period	$416,417,659	$303,411,523

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$6.80	$6.27	$6.64	$6.58		$6.41

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.20	$0.20	$0.21	(c)	$0.24
Net realized and unrealized gain (loss)	0.25	0.53	(0.38)	0.08		0.16
Total from investment operations	$0.43	$0.73	$(0.18)	$0.29		$0.40

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.20)	$(0.19)	$(0.23)		$(0.23)
Net asset value, end of period (x)	$7.04	$6.80	$6.27	$6.64		$6.58
Total return (%) (r)(s)(t)(x)	6.46	11.86	(2.77)	4.44	(c)	6.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	1.09	1.09	1.12	(c)	1.12
Expenses after expense reductions (f)(h)	0.76	1.02	1.04	1.04	(c)	1.05
Net investment income (loss)	2.64	3.05	3.04	3.18	(c)	3.68
Portfolio turnover	95	103	66	69		21
Net assets at end of period (000 omitted)	$250,293	$210,404	$191,061	$207,268		$212,431

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$6.76	$6.22	$6.60	$6.54		$6.36

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.15	$0.15	$0.16	(c)	$0.19
Net realized and unrealized gain (loss)	0.24	0.54	(0.39)	0.08		0.17
Total from investment operations	$0.37	$0.69	$(0.24)	$0.24		$0.36

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.14)	$(0.18)		$(0.18)
Net asset value, end of period (x)	$6.99	$6.76	$6.22	$6.60		$6.54
Total return (%) (r)(s)(t)(x)	5.54	11.27	(3.63)	3.67	(c)	5.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	1.84	1.84	1.87	(c)	1.87
Expenses after expense reductions (f)(h)	1.51	1.78	1.80	1.80	(c)	1.80
Net investment income (loss)	1.92	2.31	2.28	2.48	(c)	2.96
Portfolio turnover	95	103	66	69		21
Net assets at end of period (000 omitted)	$6,402	$11,016	$13,331	$18,387		$24,052

Class C	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$6.74	$6.21	$6.58	$6.52		$6.35

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.15	$0.15	$0.16	(c)	$0.19
Net realized and unrealized gain (loss)	0.24	0.53	(0.38)	0.08		0.16
Total from investment operations	$0.37	$0.68	$(0.23)	$0.24		$0.35

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.14)	$(0.18)		$(0.18)
Net asset value, end of period (x)	$6.97	$6.74	$6.21	$6.58		$6.52
Total return (%) (r)(s)(t)(x)	5.55	11.12	(3.55)	3.67	(c)	5.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	1.84	1.84	1.87	(c)	1.87
Expenses after expense reductions (f)(h)	1.51	1.78	1.80	1.80	(c)	1.80
Net investment income (loss)	1.90	2.31	2.26	2.48	(c)	2.97
Portfolio turnover	95	103	66	69		21
Net assets at end of period (000 omitted)	$19,035	$17,783	$19,834	$32,196		$38,836

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$6.79	$6.26	$6.63	$6.58		$6.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21	$0.21	$0.22	(c)	$0.25
Net realized and unrealized gain (loss)	0.25	0.54	(0.38)	0.07		0.18
Total from investment operations	$0.45	$0.75	$(0.17)	$0.29		$0.43

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.20)	$(0.24)		$(0.25)
Net asset value, end of period (x)	$7.03	$6.79	$6.26	$6.63		$6.58
Total return (%) (r)(s)(t)(x)	6.73	12.15	(2.54)	4.54	(c)	6.88

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.84	0.84	0.87	(c)	0.85
Expenses after expense reductions (f)(h)	0.51	0.77	0.80	0.80	(c)	0.80
Net investment income (loss)	2.86	3.28	3.25	3.30	(c)	3.86
Portfolio turnover	95	103	66	69		21
Net assets at end of period (000 omitted)	$114,592	$50,067	$46,277	$90,086		$33,820

Class R6	Year ended

	10/31/20	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$6.80	$6.27	$6.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.22	$0.15
Net realized and unrealized gain (loss)	0.25	0.53	(0.22)
Total from investment operations	$0.45	$0.75	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.14)
Net asset value, end of period (x)	$7.04	$6.80	$6.27
Total return (%) (r)(s)(t)(x)	6.81	12.22	(1.03	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.66	0.76	0.72	(a)
Expenses after expense reductions (f)(h)	0.43	0.70	0.71	(a)
Net investment income (loss)	2.95	3.37	3.53	(a)
Portfolio turnover	95	103	66
Net assets at end of period (000 omitted)	$26,095	$14,141	$12,798

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

For financial highlights through October 31, 2018, in addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(i)	For Class R6, the period is from the class inception, March 2, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Income Fund (formerly MFS Strategic Income Fund) (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be

Notes to Financial Statements – continued

amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. Adoption had no impact on the fund’s cost of investments, net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment

Notes to Financial Statements – continued

companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Mexico	$—	$66,965	$—	$66,965
Canada	8,832	—	—	8,832
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	54,809,932	—	54,809,932
Non-U.S. Sovereign Debt	—	9,688,186	—	9,688,186
Municipal Bonds	—	8,351,187	—	8,351,187
U.S. Corporate Bonds	—	181,703,231	—	181,703,231
Residential Mortgage-Backed Securities	—	2,996,673	—	2,996,673
Commercial Mortgage-Backed Securities	—	44,081,261	—	44,081,261
Asset-Backed Securities (including CDOs)	—	51,803,843	—	51,803,843
Foreign Bonds	—	53,864,563	—	53,864,563
Mutual Funds	8,188,509	—	—	8,188,509
Total	$8,197,341	$407,365,841	$—	$415,563,182

Other Financial Instruments
Futures Contracts – Assets	$373,337	$—	$—	$373,337
Futures Contracts – Liabilities	(263,274)	—	—	(263,274)
Forward Foreign Currency Exchange Contracts – Assets	—	6,332	—	6,332
Forward Foreign Currency Exchange Contracts – Liabilities	—	(14,816)	—	(14,816)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$373,337	$(263,274)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	6,332	(14,816)
Total		$379,669	$(278,090)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,683,907	$—	$—	$—
Foreign Exchange	—	—	175,089	—
Credit	—	(473,672)	—	429,865
Total	$1,683,907	$(473,672)	$175,089	$429,865

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$671,576	$—	$—
Foreign Exchange	—	20,614	—
Credit	—	—	66,369
Total	$671,576	$20,614	$66,369

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Notes to Financial Statements – continued

Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared

Notes to Financial Statements – continued

swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the

Notes to Financial Statements – continued

security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to

Notes to Financial Statements – continued

cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$10,203,450	$8,734,158

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/20

Cost of investments	$401,980,167
Gross appreciation	19,318,437

Gross depreciation	(5,633,843)
Net unrealized appreciation (depreciation)	$13,684,594

Undistributed ordinary income	1,814,821
Other temporary differences	(949,930)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/20	Year ended 10/31/19
Class A	$6,400,848	$6,110,041
Class B	175,744	295,056
Class C	382,447	447,459
Class I	2,597,372	1,432,983
Class R6	647,039	448,619
Total	$10,203,450	$8,734,158

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.45%
In excess of $2.5 billion	0.40%

For the period from November 1, 2019 through July 31, 2020, the investment adviser had agreed in writing to reduce its management fee to 0.45% of the fund’s average daily net assets annually up to $1 billion. This written agreement terminated on July 31, 2020. For the period from November 1, 2019 through July 31, 2020, this management fee reduction amounted to $130,220, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2020, the investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets annually up to $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2022. For the period from August 1, 2020 through October 31, 2020, this management fee reduction amounted to $102,644, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of

Notes to Financial Statements – continued

Trustees. For the year ended October 31, 2020, this management fee reduction amounted to $39,601, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.43% of the fund’s average daily net assets.

For the period from November 1, 2019 through July 31, 2020, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.79%	1.54%	1.54%	0.54%	0.45%

This written agreement terminated on July 31, 2020. For the period from November 1, 2019 through July 31, 2020, this reduction amounted to $389,290, which is included in the reduction of total expenses in the Statement of Operations.

Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.73%	1.48%	1.48%	0.48%	0.40%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2022. For the period from August 1, 2020 through October 31, 2020, this reduction amounted to $184,159, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $18,928 for the year ended October 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$573,143
Class B	0.75%	0.25%	1.00%	1.00%	85,150
Class C	0.75%	0.25%	1.00%	1.00%	186,652
Total Distribution and Service Fees					$844,945

Notes to Financial Statements – continued

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2020, this rebate amounted to $10,286, $70, and $87 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2020, were as follows:

Amount
Class A	$9,163
Class B	8,619
Class C	2,422

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2020, the fee was $119,529, which equated to 0.0329% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $317,647.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended October 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$310,912,351	$222,359,242
Non-U.S. Government securities	119,948,831	109,938,789

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/20		Year ended 10/31/19
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,812,634	$74,400,363	4,854,670	$31,954,042
Class B	82,571	557,199	100,104	644,702
Class C	1,079,461	7,353,599	656,227	4,237,375
Class I	17,789,687	121,281,506	3,600,643	23,718,772
Class R6	2,428,151	16,478,416	320,184	2,119,032
	32,192,504	$220,071,083	9,531,828	$62,673,923

Shares issued to shareholders in reinvestment of distributions
Class A	885,856	$6,100,278	882,163	$5,800,632
Class B	23,750	161,862	40,962	266,901
Class C	53,673	365,908	64,191	417,628
Class I	353,145	2,433,029	197,453	1,295,882
Class R6	93,697	646,342	68,224	448,585
	1,410,121	$9,707,419	1,252,993	$8,229,628

Shares reacquired
Class A	(7,065,398)	$(48,103,177)	(5,298,998)	$(34,477,550)
Class B	(820,875)	(5,448,590)	(652,690)	(4,259,986)
Class C	(1,041,719)	(7,083,960)	(1,276,458)	(8,253,626)
Class I	(9,205,266)	(62,292,980)	(3,821,038)	(24,537,908)
Class R6	(892,540)	(6,095,134)	(351,993)	(2,287,358)
	(19,025,798)	$(129,023,841)	(11,401,177)	$(73,816,428)

Net change
Class A	4,633,092	$32,397,464	437,835	$3,277,124
Class B	(714,554)	(4,729,529)	(511,624)	(3,348,383)
Class C	91,415	635,547	(556,040)	(3,598,623)
Class I	8,937,566	61,421,555	(22,942)	476,746
Class R6	1,629,308	11,029,624	36,415	280,259
	14,576,827	$100,754,661	(616,356)	$(2,912,877)

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $1,760 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,104,369	$242,621,317	$241,544,786	$8,153	$(544)	$8,188,509

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$154,248	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Income Fund and the Board of Trustees of

MFS Series Trust VIII

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Income Fund (the “Fund”) (formerly MFS Strategic Income Fund) (one of the funds constituting MFS Series Trust VIII (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VIII) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Robert Persons Michael Skatrud

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Income Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS has agreed in writing to reduce its advisory fee and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed in writing to further reduce its advisory fee effective August 1, 2020, and that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2020, each of which may not be charged without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also

Board Review of Investment Advisory Agreement – continued

considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2020 and 2019, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Global Growth Fund	62,367	61,338

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Income Fund	59,041	58,068

For the fiscal years ended October 31, 2020 and 2019, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Global Growth Fund	0	0	6,824	6,464	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Growth Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by Deloitte:
To MFS Global Growth Fund, MFS and MFS Related Entities#	905,964	10,254

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Income Fund	0	0	10,795	10,624	1,079	1,085

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Income Fund*	1,790,828	1,679,277	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y:
To MFS Income Fund, MFS and MFS Related Entities#	2,118,183	2,020,936

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE	OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST VIII

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President
(Principal Executive Officer)

Date: December 16, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer
(Principal Financial Officer and Accounting Officer)

Date: December 16, 2020

*	Print name and title of each signing officer under his or her signature.